UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                   FORM 8-K/A

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest reported event): June 19, 2017 (June 5, 2017)

                             Newgioco Group, Inc.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                             +39-391-306-4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K initially filed by the Company on June 19, 2017 (the "Original 8-K) is being filed to cancel and replace the Original 8-K and to correctly state that the compensation amount and Warrant to purchase common shares to be issued in connection with an agreement between the Company's Canadian subsidiary and Donal Carroll (the "Agreement") has not been signed and is subject to approval of the Company's Board of Directors. As of the date of this Amendment No. 1, the Agreement has not been signed by Mr. Carroll and the Board of Directors have not approved the Agreement, the compensation amount or the Warrant. As a result, as of the date of this filing, the Agreement is not effective and the signing bonus Warrant, incorrectly described as Warrant No. 31 but properly filed as a Form of Warrant, is not issued as of the date of this Amendment No. 1. Mr. Carroll has submitted an invoice for services and expenses on an independent contractor basis without statutory deductions or prorated for the period, and remains subject to review by the Company. Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Donal Carroll as Chief Financial Officer and Julia Lesnykh as VP Finance.

On June 6, 2017, Newgioco Group, Inc. (the "Company") announced that effective June 5, 2017 (the "Commencement Date") Donal Carroll has been appointed as Chief Financial Officer, and Julia Lesnykh was appointed as VP Finance.

Agreement with Mr. Carroll

The Company, through its wholly owned Canadian subsidiary, reached an agreement (the "Agreement") with Mr. Carroll subject to approval of the Board of Directors. Upon approval and signing of the Agreement, Mr. Carroll would receive an annual base salary of $108,000 and an annual incentive bonus to be earned based on the achievement of annual performance targets to be established by the Board of Directors or the Executive Compensation Committee of the Board. In connection with the Agreement, Mr. Carroll would also receive a signing bonus of a Warrant to purchase up to 500,000 shares of the Company that may be exercised at a price of $1.00 per share and shall expire on June 5, 2019.

Pursuant to the Agreement, if Mr. Carroll is terminated by the Company for "just cause" (as defined in the Agreement) or should Mr. Carroll resign or otherwise voluntarily terminate his employment for any reason during the term of the Agreement, Mr. Carroll would be entitled to his base salary and other non-forfeitable, vested benefits that have accrued but not yet been paid as of the date of such resignation or termination. Further, if the Company terminates Mr. Carroll without "cause" (as defined in the Agreement), he will be entitled to six (6) months' Compensation in lieu of notice of termination if termination occurs within twelve (12) months of the Commencement Date or, six (6) months' Compensation plus one (1) additional months' Compensation for each complete year of service in lieu of notice of termination if termination occurs after twelve
(12) months from the Commencement Date to a combined maximum of eighteen (18) months' Compensation. "Compensation" includes base salary plus bonus actually earned for the bonus year last completed prior to termination.

The Agreement requires Mr. Carroll to not disclose Newgioco's confidential information during the term of the Agreement and thereafter and includes customary non-compete and non-solicitation clauses for agreements of this type, which cover the term of the Agreement and the following twenty-four (24) months after his departure or termination. Mr. Carroll is also indemnified by the

Company in connection to the duties as Chief Financial Officer.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Agreement, an unsigned copy of which is filed herewith as Exhibit 10.20 and incorporated herein by reference.

Donal Carroll has 20 years of corporate finance leadership and public company experience, as well as deep expertise in syndicate investing both in equity and debt securities. With a balance of prudent financing practices and unique insights, Mr. Carroll has successfully guided companies for expansion and growth. Throughout his tenure with Danaher (NYSE:DHR), Alberto Culver (NYSE:ACV) - now Unilever (NYSE:UL) and Cardinal Meats, Mr. Carroll was instrumental in major restructuring activities, mergers and acquisitions, and the implementations of new internal controls and ERP systems resulting in significant efficiencies through periods of substantial change and strong company growth.

Mr. Carroll holds a CPA-CMA designation as well as a Bachelor of Commerce degree from University College Dublin (UCD).

Agreement with Ms. Lesnykh

Also on June 5, 2017, in connection with her appointment as VP Finance, Ms. Lesnykh will continue on an independent contractor basis until such time that the salary and benefits for this position is established by the Board of Directors or the Executive Compensation Committee of the Board.

Julia Lesnykh has over 17 years of accounting experience providing accounting, tax and advisory services to various small and medium-sized companies. Since February 2015, she has served Newgioco as a Group Financial Controller overseeing financial reporting. During this time she has clearly demonstrated her leadership and accounting abilities, performing full-cycle accounting for the head office in Canada, reviewing and consolidating domestic and foreign subsidiaries' financials and liaising with the company's auditors and external consultants. From 2012 - 2015, Ms. Lesnykh was a member of the Board of Directors of Friday Capital Inc. (currently HIT Technologies Inc. TSXV:HIT), participating in the preparation for and successful filing of an initial public offering. She also served as a Member of the Audit Committee in 2014-2015, liaising with auditors and overseeing financial reporting on TSX Venture.

Ms. Lesnykh holds a Degree in Economics, an International MBA from the Schulich School of Business at York University (Canada) and a CIMA Advanced Diploma in Management Accounting (UK).

A copy of the press release announcing Donal Carroll as Chief Financial Officer and Julia Lesnykh as VP Finance is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 8.01 OTHER EVENTS

The Warrant described in Item 3.02 of the Original 8-K has not been issued. The Company has taken this position on the basis that (i) Mr. Carroll has not signed the Agreement; (ii) the Board of Directors has not approved the Agreement; and (iii) the Board has not approved the issuance of the signing bonus Warrant.

On June 6, 2017, the Company issued a press release announcing Mr. Carroll's appointment as Chief Financial Officer and Ms. Lesnykh's appointment as VP Finance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number    Description
---------------   -------------------------------------------------------------
10.20             Agreement dated June 5, 2017 between Donal Carroll and
                  Newgioco Group, Inc.

10.21             Form of Warrant

99.1              Press Release Dated June 6, 2017


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  July 28, 2017.                    NEWGIOCO GROUP, INC.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer